Acquisition of the Goldfield Project	12 Months Ended
Dec. 31, 2023
Acquisitions [Abstract]
Acquisition of the Goldfield Project	Acquisition of the Goldfield Project
On February 25, 2022, the Company completed the acquisition of Gemfield Resources LLC, owner of the Goldfield Project in Nevada, USA, from Waterton. Management determined that the assets and processes acquired do not constitute a business and therefore accounted for the transaction as an asset acquisition.

The aggregate purchase consideration for the acquired assets, net of the assumed liabilities was as follows:

Cash consideration(1)	$176,737
Deferred milestone payment, measured at the fair value on the acquisition date(2)	30,054
Total purchase consideration	$206,791
(1)Includes a reimbursement of $1.7 million incurred by the seller for the construction of certain water supply infrastructure.
(2)The milestone payment was to become payable upon the earlier of: (i) the date that is 18 months following closing; (ii) Centerra making a construction decision with respect to the project; and, (iii) a change of control event. At the option of the Company, the deferred milestone payment was payable in cash or common shares of the Company. In September 2023, the Company disbursed the total amount of deferred milestone payment in cash as a result of meeting the condition (i) above.
The Company allocated the purchase consideration to the acquired assets and liabilities based on their relative fair values at the date of acquisition as follows:

Other current assets	$64
Property, plant and equipment	205,957
Other non-current assets	1,200
Accounts payable	(153)
Provision for reclamation	(277)
Total assets acquired, net of liabilities assumed	$206,791

The Company incurred acquisition-related costs of $2.3 million, which were separately capitalized to the property, plant and equipment acquired.